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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 4, 2002


                            MoliChem Medicines, Inc.
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               (Exact name of Company as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                   333-64430                              330820923
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            (Commission file Number)              (IRS Employer ID Number)


      100 Europa Drive, Suite 421, Chapel Hill, North Carolina      27514
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      (Address of principal executive offices)                  (Zip Code)


      Company's telephone number, including area code     919-960-0217
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                                       N/A
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          (Former name or former address, if changed since last report)




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Item 5.  Other Events and Regulation D Disclosure.
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           On February 4, 2002, MoliChem issued a press release. A copy of the press release is being furnished as Exhibit 99.1. MoliChem regards any information provided in the press release to be current and accurate only as of the date of the press release and specifically disclaims any duty to update such information unless it is necessary to do so in accordance with applicable law.


                     This attached press release contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from MoliChem's expectations and projections. Risks and uncertainties include need for additional financing or capital, ability to develop and successfully commercialize our product, ability to enter into licensing agreements, success of clinical trials for MoliChem's products, and the ability of the competition to render MoliChem's product candidates or technologies obsolete or noncompetitive. A further list and description of these risks, uncertainties and other factors can be found in MoliChem's Form SB-2 Registration Statement under the Securities Act of 1933 filing with the Securities and Exchange Commission. MoliChem assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (c) Exhibits.

         Exhibit No.              Description
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         99.1                     Press Release, dated February 4, 2002







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MOLICHEM MEDICINES, INC.



Date: February 4, 2002                  /s/ Luis Molina
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                                        Luis Molina, Ph.D.,
                                        Chief Executive Officer

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                                INDEX TO EXHIBITS

  Exhibit No.                 Description
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  99.1                        Press Release, dated February 4, 2002